                                                                                                                                                             Exhibit 10.11

AXIS CAPITAL INC.

EQUIPMENT FINANCING AGREEMENTS

dated March 31, 2008

effective April 3, 2008

AXIS CAPITAL INC (“Secured Party”)	308 NORTH LOCUST STREET GRAND ISLAND NE 68801	Agreement Number / Customer Number /
A. Debtor:	Supplier:
GREEN PLAINS GRAIN COMPANY LLC 701 N MAIN ST EVERLY IA 51338 WAYNE HOOVESTOL
B. Collateral (Quantity, Description & Serial No.)
Equipment Description: (and/or as described in invoice(s) or equipment list attached hereto and made a part hereof collectively, the “Equipment”)
Location: 701 N MAIN ST, EVERLY, IA 51338
C. Schedule of Payments:
Initial Term (In Months)	Total Number Of Payments	Amount of Each Payment	Total Initial Payment	Total Advance Amount
First:	$24,766.50	Doc. Fee:	$0.00
48	48	$24,766.50	Last:	$0.00	Deposit:	$0.00	$24,766.50

D.  DISCLAIMER OF WARRANTIES AND CLAIMS:  LIMITATION OF REMEDIES.  THERE ARE NO WARRANTIES BY OR ON BEHALF OF SECURED PARTY AND NEITHER THE SUPPLIER NOR ANY OTHER PARTY IS SECURED PARTY’S AGENT. DEBTOR ACKNOWLEDGES AND AGREES BY ITS SIGNATURE BELOW AS FOLLOWS:  (A) SECURED PARTY MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE COLLATERAL, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CONDITION, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE COLLATERAL; (B) DEBTOR ACCEPTS COLLATERAL “AS IS” AND WITH ALL FAULTS;  (C) DEBTOR ACKNOWLEDGES THAT THE COLLATERAL WILL BE USED SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES; (D) IF THE COLLATERAL IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, DEBTOR’S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR MANUFACTURER OF THE COLLATERAL AND NOT AGAINST SECURED PARTY; (E) DEBTOR SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST SECURED PARTY; AND (F) NO DEFECT, DAMAGE OR UNFITNESS OF THE COLLATERAL FOR ANY PURPOSE SHALL RELIEVE DEBTOR OF THE OBLIGATION TO MAKE PAYMENTS OR RELIEVE DEBTOR OF ANY OTHER OBLIGATION UNDER THIS AGREEMENT.

E. Amendments: No term or provision of this Agreement may be amended, altered, waived or discharged except by a written instrument signed by all parties to this Agreement.
THIS AGREEMENT, THE TERMS OF WHICH HAVE BEEN FREELY NEGOTIATED BY EACH PARTY, IS SUBJECT TO THE TERMS AND CONDITIONS ON THE
REVERSE SIDE OR FOLLOWING PAGE WHICH ARE MADE A PART HEREOF AND WHICH DEBTOR AND SECURED PARTY ACKNOWLEDGE THEY HAVE READ AND ACCEPTED.
BY EXECUTION OF THIS AGREEMENT, THE UNDERSIGNED HEREBY CERTIFIES THAT HE/SHE IS AUTHORIZED BY DEBTOR TO APPROVE EQUIPMENT
AND TO APPROVE, EXECUTE AND DELIVER TO SECURED PARTY A FINANCE AGREEMENT AND SUCH DOCUMENTATION AND ACTION COVERING SUCH EQUIPENT AS NECESSARY TO EFFECTUATE AND PERFORM SUCH FINANCE AGREEMENT.

THIS IS A NON-CANCELABLE AGREEMENT.
Secured Party:	AXIS CAPITAL INC	Debtor:	GREEN PLAINS GRAIN COMPANY LLC
By:	GORDON GLADE	Signature:	☒ /s/ Wayne Hoovestol
Title:	CEO	Title:	PRESIDENT

Guaranty:  In consideration of AXIS CAPITAL INC, its successors and assigns (“Secured Party”),  entering into this Financing Agreement (“Agreement”), the part(ies) or individual(s) executing this Guaranty (“Guarantor,” whether one or more) unconditionally and irrevocably guaranty to Secured Party, the prompt payment and performance of all obligations of the Debtor. Guarantor agrees that this is a guaranty of payment and not of collection, and that Secured Party can proceed directly against Guarantor without first proceeding against Debtor or against the Collateral covered by the Agreement. Guarantor waives all defenses and notices, including those of protest, presentment and demand.  Guarantor agrees that Secured Party can renew, extend or otherwise modify the terms of the Agreement and Guarantor will be bound by such changes.  If Debtor defaults under the Agreement, Guarantor will immediately perform all obligations of Debtor under the Agreement, including, but not limited to, paying all amounts due under the Agreement.  Guarantor will pay to Secured Party all expenses (including attorneys’ fees) incurred by Secured Party in enforcing Secured Party’s rights against Guarantor.  This Guaranty will not be discharged or affected by the death, dissolution, termination, bankruptcy or insolvency of Debtor or Guarantor and will bind Guarantor’s heirs, personal representatives, successors and assigns.  If more than one Guarantor has signed this Guaranty, each Guarantor agrees that his/her liability is joint and several.  Guarantor authorizes Secured Party or any of Secured Party’s designees to obtain and share with others credit bureau reports regarding Guarantor’s personal credit, and make other credit inquiries that Secured Party determines are necessary.  THIS GUARANTY IS GOVERNED BY THE LAWS OF THE STATE OF NEBRASKA.  GUARANTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEBRASKA OR IN ANY OTHER STATE WHERE SECURED PARTY HAS AN OFFICE.  GUARANTOR EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY.

/s/ Wayne Hoovestol
Guarantor Signature

Guarantor Signature

Certificate of acceptance: The undersigned Debtor certifies to Secured Party that all items of Collateral referred to above or on the attachment(s) hereto have been received and irrevocably accepted by the Debtor and were at the time of receipt in good order and condition and acceptable to use.  Debtor approves payment by Secured Party to the Supplier.  Debtor hereby certifies that Secured Party has fully and satisfactorily performed all covenants and conditions to be performed by it under the Agreement.  Debtor agrees to enforce, in its own name, all warranties, agreements or representations, if any, which may be made by the Supplier in respect to the Collateral.

March 31, 2008
Date
☒ /s/ Wayne Hoovestol
WAYNE HOOVESTOL, PRESIDENT

REQUEST FOR ELECTRONIC PAYMENT
Please attach a voided check from the account to be debited

The undersigned hereby authorizes and requests Secured Party to initiate electronic debit entries (and credit entries and adjustments for any debit entries in error) or affect a charge by any other commercially accepted practice to the account indicated below in the financial institution named below (“Depository”).  The undersigned hereby authorizes and requests the Depository to honor the debit and/or credit entries initiated by Secured Party.  This authorization is for payments due under the referenced Agreement. This authority is to remain in force until such time as all amounts due under the Agreement are paid in full or until Secured Party and Depository have received written notification from the undersigned terminating this authorization in such time and manner as to afford Secured Party and Depository a reasonable opportunity to act on it.

Customer Name Printed: GREEN PLAINS GRAIN COMPANY LLC	Agreement Number:
Depository Name and Branch:________________________________________________________	Account Number: ___________________________________________________________
Depository Address (city & state): ____________________________________________________
Depository Telephone Number: _______________________________________________________	Customer Signature: ☒ _________/s/ Wayne Hoovestol____________________

TERMS AND CONDITIONS

Agreement Number: _______________________________

1.  Definitions; Reports:  The words “you” and “your” refer to the DEBTOR, its successors and assigns, as shown on the reverse side or preceding page, as applicable (the “first page”).  The words “we”, “us” and “our” refer to the SECURED PARTY, its successors and assigns, as shown on the first page. You authorize us and our designees to obtain investigative credit reports, regarding you and each guarantor, from a credit bureau or a credit agency and to investigate the references given on any statement or data obtained and to share such reports with others.

2. Acceptance: We agree to lend to you, and you agree to borrow from us, an amount for the purchase of: equipment, items, products, software, services, and other personal property described or referenced on the first page (“Collateral”), for the term shown on the first page (“Initial Term”).  We shall have no obligations hereunder until we accept and sign this Agreement at our offices.  If this Agreement is executed by you and thereafter sent to us by facsimile transmission, then until such time as we have received the Agreement with your manual signature thereon, such facsimile transmission shall constitute, upon acceptance and execution by us in our offices, the original Agreement and chattel paper and shall be admissible for all purposes as the original Agreement.  You agree to promptly forward to us the Agreement with your manual signature thereon and upon receipt by us, the Agreement with your manual signature thereon shall constitute the chattel paper in lieu of such facsimile transmission.

3.  Security Interest: You hereby grant to us a security interest under the Uniform Commercial Code (“UCC”) in the property described or referenced as Collateral and all accessions and additions thereto and replacements thereof and all proceeds and products of the foregoing (collectively, the "Collateral" and individually an "Item" or "Item of Collateral").  Such security interest is granted to secure payment and performance by you of your obligations hereunder and under any other present or future agreement with us.

4.  Payments: You promise to pay us the payments shown on the first page, in advance, commencing as of the first day of the Initial Term and continuing on the first day of each month in which a payment is due, without need of an invoice; provided, as indicated in the Schedule of Payments, the payments included in the Total Initial Payment shall be paid upon your execution of this Agreement.  We reserve the right to increase the payment shown in the Schedule of Payments by up to 15% or to decrease it without limit to reflect changes in the final amounts paid to the Supplier or amount borrowed.  Any such adjustment shall be reflected on a subsequent invoice to be sent to you within 30 days.  We also reserve the right to either insert or correct the Agreement Number, Debtor Name, Debtor Address, Equipment Location and Signature Date.  If the contemplated transaction is not consummated, the Total Initial Payment may be retained, by us, as partial compensation for costs and expenses incurred in preparation for the transaction.  On the first day of the Initial Term you agree to pay us accrued interest on the principal amount that has been previously advanced, hereunder, by us at the implicit contract rate for this Agreement.  Your obligation to make payments and pay other amounts hereunder is absolute and unconditional and not subject to abatement, reduction or set-off for any reason whatsoever. If the date on which all payments have been made to the Supplier for the Collateral is the first day of a calendar month, then the Initial Term shall commence on such date; otherwise, the Initial Term shall commence on the first day of the following calendar month; and in each case the Initial Term shall continue for the number of months indicated on the first page. The Deposit shown on the first page shall not bear interest and we may apply the Deposit to cure any default, in which event you will promptly restore the Deposit to its full amount.  After all of the obligations under this Agreement are fully paid and performed, any remaining balance of the Deposit shall be refunded to you.

5. Location: You agree to maintain records showing the location of each item of Collateral.  You shall report such location to us upon our request.  Your failure, to maintain records showing the location of each item of Collateral and/or to report the location of each item of Collateral shall constitute a default.

6. Maintenance; Installation: You are responsible for installing and keeping the Collateral in good working order. You shall not make any alterations, additions or improvements to the Collateral, which detract from its economic value or functional utility.  All additions and improvements made to the Collateral shall be deemed accessions thereto, and shall not be removed if removal would impair the Collateral’s economic value or functional utility.  If the Collateral is damaged or lost, you agree to continue making scheduled payments unless you pay the Casualty Value pursuant to Section 13.

7. Insurance:  You agree to keep the Collateral fully insured against loss until this Agreement is paid in full and to have us named as loss payee. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us, with minimum limits of $250,000/$500,000 for bodily injury and property damage coverage equal to or greater than the retail replacement value of the collateral,  You agree to provide us with certificates or other evidence of insurance acceptable to us, before the Initial Term begins, and during the term.  If at any time you have failed to deliver to us a valid certificate of insurance reflecting such insurance as being in effect, then we will have the right, but no obligation, to have such insurance protecting us placed for the term of the Agreement at your expense; and if so placed, we will add to your payment and you will pay us our costs of obtaining such insurance and any customary charges or fees of ours or our designee associated with such insurance together with interest thereon at the maximum rate permitted by applicable law.

8. Taxes and Fees: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Collateral or to this Agreement, including documentary stamp taxes, now or hereafter imposed, levied or assessed by any federal, state or local government or agency.  If any federal, state, county or local government or agency requires any taxes, charges or fees to be paid in advance, and we pay such taxes, charges or fees, we reserve the right to adjust the payment shown in the Schedule of Payments, to reflect the payment of such taxes, charges or fees.  Any such adjustment shall be reflected on a subsequent invoice to be sent to you within 30 days.

9. Software.  All references to “Equipment” shall include software and/or software licenses.  Notwithstanding any contrary language in the Agreement, Debtor understands that the Supplier shall continue to retain title to the equipment described as computer software or software license.  The Debtor hereby grants to Secured Party a security interest in all of its right, title and interest in and to the Equipment, including the software, as some may be modified, corrected, supplemented or enhanced from time to time.  Secured Party shall have all the rights of a secured creditor under the Uniform Commercial Code (the “UCC”) with respect to the Equipment.  Debtor shall not be permitted to assign its interest hereunder or sublease said License or use of the Equipment to any other person or entity without both Secured Party’s and Supplier’s prior written consent, which may be declined for any reason.  Debtor shall have no right, title or interest in the Equipment or License except as expressly provided herein and in any license agreement with the Supplier.

     Debtor hereby acknowledges receiving a copy of said license agreement, the terms of which are incorporated by reference herein.  Debtor agrees to be bound by the terms and conditions of said License and agrees to indemnify and hold Secured Party harmless from and against all claims, losses, liabilities, damages, judgment, suits and all legal proceedings and expenses in connection therewith, arising out of the possession, use and operation of the Equipment or arising out of Debtor’s breach of the terms of the license agreement.  This indemnity shall be in addition to that provided in the Agreement.

10. Personal Property:  The Collateral will be and shall remain personal property and, if requested by us, you will obtain real property waivers satisfactory to us.  You shall keep the Collateral free from any and all liens and encumbrances.  You shall give us immediate notice of any attachment or other judicial process, liens or encumbrances affecting the Collateral. You hereby authorize us and appoint us as your attorney-in-fact with the power of attorney to file this Agreement and any financing statement(s) or security agreement(s) with respect to the Collateral in any state in the United States. You further authorize us to file this Agreement and such financing statements or security agreements without your signature thereon. If your signature on any financing statement is required by law, you shall execute such supplemental instruments and financing statements we deem to be necessary and advisable and shall otherwise cooperate to defend our title by filing or otherwise.  You also agree to pay us on demand filing, registration and releasing fees prescribed by the UCC or other law.  Any Collateral that is subject to title registration laws shall be titled and registered as directed by us, and we shall maintain physical possession of the title until this Agreement is paid in full.

11. Default; Remedies: If you do not pay when due or if you breach or fail to perform any of your other covenants and promises under this Agreement or any other agreement entered into by you and held or serviced by us or if you declare bankruptcy or insolvency or if you terminate your entity existence or take any actions regarding the cessation or winding up of your business affairs, you will be in default. If you are in default, at our election, we can accelerate and require that you pay, as reasonable liquidated damages for loss of bargain, the “Accelerated Balance”.  The Accelerated Balance will be equal to the total of (i) accrued and unpaid amounts, and (ii) the remaining payments. We can also pursue any of the remedies available to us under the UCC or any other law. In addition, you agree to pay our reasonable attorneys’ fees and actual costs including repossession and collection costs, and all non-sufficient funds charges and similar charges.

12.  Late Charge:  If any part of a payment is late, you agree to pay a late charge equal to the lesser of (a) the greater of 10% of the payment or $25.00 or (b) the maximum amount permitted by applicable law.

13. Assignment; Inspection:  YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN, LEASE OR ENCUMBER THE COLLATERAL OR THIS AGREEMENT.  We may sell, transfer, assign, or encumber this Agreement.  You agree that if we sell, transfer, assign, or encumber this Agreement, the assignee will have the rights and benefits that we assign to the assignee and will not have to perform any of our obligations.  You agree that the rights of the assignee will not be subject to any claims, defenses or set-offs that you may have against us.  We and our agents and representatives shall have the right at any time during regular business hours to inspect the Collateral and for that purpose to have access to the location of the Collateral.

14.  Risk of Loss:  You hereby assume and shall bear the entire risk of loss, theft, damage and destruction of the Collateral from any cause whatsoever and no loss, theft, damage or destruction of the Collateral shall relieve you of the obligation to make scheduled payments or any other obligation under this Agreement, and this Agreement shall remain in full force and effect except as provided below.  You shall promptly notify us in writing of such loss, theft, damage or destruction.  If damage of any kind occurs to any item of Collateral, you, at our option, shall at your expense (a) place the item in good repair, condition or working order, or (b) if the Collateral cannot be repaired or is lost, stolen or suffers a constructive loss under an insurance policy covering the Collateral, pay to us the “Casualty Value.”  The Casualty Value will be equal to the total of (i) accrued and unpaid amounts, and (ii) the remaining payments discounted to present value using the Federal Funds rate as of the date of payment.

15. Choice of Law; Consent to Jurisdiction; Venue: This Agreement shall be interpreted, and all rights and liabilities of the parties hereto and thereunder shall be determined and governed as to validity, interpretation, enforcement and effect, by the laws of the State of Nebraska.  Without limiting the right of Secured Party to bring any action or proceeding against Debtor in the courts of other jurisdictions, Debtor hereby irrevocably submits to the jurisdiction of any State or Federal court located in Nebraska or in any other state where Secured Party has an office.  Secured Party and Debtor expressly waive any right to a trial by Jury.

16.  Miscellaneous:  During the term of this Agreement, you agree to provide us with all financial statements and copies of federal or state tax returns as we may reasonably request.  If we supply you with labels, you shall label any and all items of Collateral and shall keep the same affixed in a prominent place.  If any provision hereof or any remedy herein provided is found to be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions hereof, including remaining default remedies, shall be given effect in accordance with the manifest intent hereof.  You agree that any delay or failure to enforce our rights under this Agreement does not prevent us from enforcing any rights at a later time. You agree that the terms and conditions indicated above and on the first page are a complete and exclusive statement of our agreement and they may be modified only by written agreement signed by all of the parties hereto and not by course of performance. You agree that the original of this Agreement may be microfilmed or electronically duplicated and a photostatic copy of such microfilm or electronic duplication may be introduced in lieu of the original thereof and without further foundation. Debtor and Guarantor (if any) also agree that a facsimile copy of the Agreement and Guaranty with facsimile signatures may be deemed as an original and will be admissible as evidence of the Agreement and Guaranty.  The parties hereto expressly waive the secondary evidence rule. You acknowledge receipt of a copy of this Agreement.  You agree that this Agreement will be binding upon your successors, assigns, heirs and legal representatives.  You agree that our waiver of any provision hereunder shall not constitute a waiver of any other matter. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of interest permitted to be charged or collected by applicable law, and any such excess payment will be applied to the payments in inverse order of maturity, and any remaining excess will be refunded to you.

__________

(Debtor’s Initial)

EQUIPMENT LIST

AGREEMENT NUMBER: ___________________

SECURED PARTY: AXIS CAPITAL INC 308 NORTH LOCUST STREET GRAND ISLAND NE 68801	DEBTOR: GREEN PLAINS GRAIN COMPANY LLC 701 N MAIN ST EVERLY IA 51338
EQUIPMENT DESCRIPTION:

Grain Probe	AGCO 16 ton SS Tender
Feteral Auger	AGCO 16 ton SS Tender
LNP 443 Westfield MK13081 Auger	1998 Kalyn Co Dropdeck Trailer
2002 International 9100i 6x4 Tractor	1998 Kalyn Co Dropdeck Trailer
2002 International 9100i 6x4 Tractor	(2) ace Roto Mold Tanks & Mounts
2008 Timpte Grain Hopper #4266
2008 Timpte Grain Hopper #4266	Creep Feeder on wheels
2008 Timpte Grain Hopper #4268	2000 Volvo Semi Tractor
2002 International 9200i 6x4 Day Cab	Pacer Bulk Feed Trailer
2002 International 9200i 6x4 Day Cab
1981 Fruehof Bulk Fuel Trlr
UAN Tank – 32% (CIP 8/31/06)	1998 Kenworth, T300 Fuel trk (1579)
Rebuilt Transmission	Engine Overhaul
FECO Box Mounting	Refurb 2006 gal Bobtail
2004 Ford F150 Pickup	2007 Freightliner M-2 Chassis
1995 GMC K2500 P/U
1999 Komatsu FG25T-12 Forklift	1999 Terragator 8103
2007 Wrangler WL0161 WILMAR 4450	1999 Terragator 8103
2007 Hagie Hi Tractor STS	2000 Terragator 8103
2007 Hagie Hi Tractor STS	Ag Chem Rogator 854
2007 Rogator RG1286C Hi Sprayer

A photocopy or facsimile of this Equipment List will be legally admissible under the “best evidence rule.”  A signed copy of this Equipment List sent by facsimile shall be treated as an original document and shall be admissible as evidence thereof, and all signatures thereon shall be binding as if manual signatures were personally delivered.

AXIS CAPITAL INC	GREEN PLAINS GRAIN COMPANY LLC

By:____Gordon Glade________________	By: ☒ __ /s/ Wayne Hoovestol
WAYNE HOOVESTOL
Title:___ CEO ______________________	Title: PRESIDENT
Date:___ March 31, 2008_____________	Date: _March 31, 2008_______________

AXIS CAPITAL INC (“Secured Party”)	308 NORTH LOCUST STREET GRAND ISLAND NE 68801	Agreement Number / Customer Number /
A. Debtor:	Supplier:
GREEN PLAINS GRAIN COMPANY LLC 701 N MAIN ST EVERLY IA 51338 WAYNE HOOVESTOL
B. Collateral (Quantity, Description & Serial No.)
Equipment Description: (and/or as described in invoice(s) or equipment list attached hereto and made a part hereof collectively, the “Equipment”)
Location: 701 N MAIN ST, EVERLY, IA 51338
C. Schedule of Payments:
Initial Term (In Months)	Total Number Of Payments	Amount of Each Payment	Total Initial Payment	Total Advance Amount
First:	$18,574.88	Doc. Fee:	$0.00
48	48	$18,574.88	Last:	$0.00	Deposit:	$0.00	$18,574.88

D.  DISCLAIMER OF WARRANTIES AND CLAIMS:  LIMITATION OF REMEDIES.  THERE ARE NO WARRANTIES BY OR ON BEHALF OF SECURED PARTY AND NEITHER THE SUPPLIER NOR ANY OTHER PARTY IS SECURED PARTY’S AGENT. DEBTOR ACKNOWLEDGES AND AGREES BY ITS SIGNATURE BELOW AS FOLLOWS:  (A) SECURED PARTY MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE COLLATERAL, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CONDITION, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE COLLATERAL; (B) DEBTOR ACCEPTS COLLATERAL “AS IS” AND WITH ALL FAULTS;  (C) DEBTOR ACKNOWLEDGES THAT THE COLLATERAL WILL BE USED SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES; (D) IF THE COLLATERAL IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, DEBTOR’S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR MANUFACTURER OF THE COLLATERAL AND NOT AGAINST SECURED PARTY; (E) DEBTOR SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST SECURED PARTY; AND (F) NO DEFECT, DAMAGE OR UNFITNESS OF THE COLLATERAL FOR ANY PURPOSE SHALL RELIEVE DEBTOR OF THE OBLIGATION TO MAKE PAYMENTS OR RELIEVE DEBTOR OF ANY OTHER OBLIGATION UNDER THIS AGREEMENT.

E. Amendments: No term or provision of this Agreement may be amended, altered, waived or discharged except by a written instrument signed by all parties to this Agreement.
THIS AGREEMENT, THE TERMS OF WHICH HAVE BEEN FREELY NEGOTIATED BY EACH PARTY, IS SUBJECT TO THE TERMS AND CONDITIONS ON THE
REVERSE SIDE OR FOLLOWING PAGE WHICH ARE MADE A PART HEREOF AND WHICH DEBTOR AND SECURED PARTY ACKNOWLEDGE THEY HAVE READ AND ACCEPTED.
BY EXECUTION OF THIS AGREEMENT, THE UNDERSIGNED HEREBY CERTIFIES THAT HE/SHE IS AUTHORIZED BY DEBTOR TO APPROVE EQUIPMENT
AND TO APPROVE, EXECUTE AND DELIVER TO SECURED PARTY A FINANCE AGREEMENT AND SUCH DOCUMENTATION AND ACTION COVERING SUCH EQUIPENT AS NECESSARY TO EFFECTUATE AND PERFORM SUCH FINANCE AGREEMENT.

THIS IS A NON-CANCELABLE AGREEMENT.
Secured Party:	AXIS CAPITAL INC	Debtor:	GREEN PLAINS GRAIN COMPANY LLC
By:	Gordon Glade	Signature:	☒ /s/ Wayne Hoovestol
Title:	CEO	Title:	PRESIDENT

Guaranty:  In consideration of AXIS CAPITAL INC, its successors and assigns (“Secured Party”),  entering into this Financing Agreement (“Agreement”), the part(ies) or individual(s) executing this Guaranty (“Guarantor,” whether one or more) unconditionally and irrevocably guaranty to Secured Party, the prompt payment and performance of all obligations of the Debtor. Guarantor agrees that this is a guaranty of payment and not of collection, and that Secured Party can proceed directly against Guarantor without first proceeding against Debtor or against the Collateral covered by the Agreement. Guarantor waives all defenses and notices, including those of protest, presentment and demand.  Guarantor agrees that Secured Party can renew, extend or otherwise modify the terms of the Agreement and Guarantor will be bound by such changes.  If Debtor defaults under the Agreement, Guarantor will immediately perform all obligations of Debtor under the Agreement, including, but not limited to, paying all amounts due under the Agreement.  Guarantor will pay to Secured Party all expenses (including attorneys’ fees) incurred by Secured Party in enforcing Secured Party’s rights against Guarantor.  This Guaranty will not be discharged or affected by the death, dissolution, termination, bankruptcy or insolvency of Debtor or Guarantor and will bind Guarantor’s heirs, personal representatives, successors and assigns.  If more than one Guarantor has signed this Guaranty, each Guarantor agrees that his/her liability is joint and several.  Guarantor authorizes Secured Party or any of Secured Party’s designees to obtain and share with others credit bureau reports regarding Guarantor’s personal credit, and make other credit inquiries that Secured Party determines are necessary.  THIS GUARANTY IS GOVERNED BY THE LAWS OF THE STATE OF NEBRASKA.  GUARANTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEBRASKA OR IN ANY OTHER STATE WHERE SECURED PARTY HAS AN OFFICE.  GUARANTOR EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY.

/s/ Wayne Hoovestol
Guarantor Signature

Guarantor Signature

Certificate of acceptance: The undersigned Debtor certifies to Secured Party that all items of Collateral referred to above or on the attachment(s) hereto have been received and irrevocably accepted by the Debtor and were at the time of receipt in good order and condition and acceptable to use.  Debtor approves payment by Secured Party to the Supplier.  Debtor hereby certifies that Secured Party has fully and satisfactorily performed all covenants and conditions to be performed by it under the Agreement.  Debtor agrees to enforce, in its own name, all warranties, agreements or representations, if any, which may be made by the Supplier in respect to the Collateral.

March 31, 2008
Date
☒ /s/ Wayne Hoovestol
WAYNE HOOVESTOL, PRESIDENT

REQUEST FOR ELECTRONIC PAYMENT
Please attach a voided check from the account to be debited

The undersigned hereby authorizes and requests Secured Party to initiate electronic debit entries (and credit entries and adjustments for any debit entries in error) or affect a charge by any other commercially accepted practice to the account indicated below in the financial institution named below (“Depository”).  The undersigned hereby authorizes and requests the Depository to honor the debit and/or credit entries initiated by Secured Party.  This authorization is for payments due under the referenced Agreement. This authority is to remain in force until such time as all amounts due under the Agreement are paid in full or until Secured Party and Depository have received written notification from the undersigned terminating this authorization in such time and manner as to afford Secured Party and Depository a reasonable opportunity to act on it.

Customer Name Printed: GREEN PLAINS GRAIN COMPANY LLC	Agreement Number:
Depository Name and Branch:________________________________________________________	Account Number: ___________________________________________________________
Depository Address (city & state): _____________________________________________________
Depository Telephone Number: _______________________________________________________	Customer Signature: ☒ ________/s/ Wayne Hoovestol ___________________

TERMS AND CONDITIONS

Agreement Number: _______________________________

1.  Definitions; Reports:  The words “you” and “your” refer to the DEBTOR, its successors and assigns, as shown on the reverse side or preceding page, as applicable (the “first page”).  The words “we”, “us” and “our” refer to the SECURED PARTY, its successors and assigns, as shown on the first page. You authorize us and our designees to obtain investigative credit reports, regarding you and each guarantor, from a credit bureau or a credit agency and to investigate the references given on any statement or data obtained and to share such reports with others.

2. Acceptance: We agree to lend to you, and you agree to borrow from us, an amount for the purchase of: equipment, items, products, software, services, and other personal property described or referenced on the first page (“Collateral”), for the term shown on the first page (“Initial Term”).  We shall have no obligations hereunder until we accept and sign this Agreement at our offices.  If this Agreement is executed by you and thereafter sent to us by facsimile transmission, then until such time as we have received the Agreement with your manual signature thereon, such facsimile transmission shall constitute, upon acceptance and execution by us in our offices, the original Agreement and chattel paper and shall be admissible for all purposes as the original Agreement.  You agree to promptly forward to us the Agreement with your manual signature thereon and upon receipt by us, the Agreement with your manual signature thereon shall constitute the chattel paper in lieu of such facsimile transmission.

3.  Security Interest: You hereby grant to us a security interest under the Uniform Commercial Code (“UCC”) in the property described or referenced as Collateral and all accessions and additions thereto and replacements thereof and all proceeds and products of the foregoing (collectively, the "Collateral" and individually an "Item" or "Item of Collateral").  Such security interest is granted to secure payment and performance by you of your obligations hereunder and under any other present or future agreement with us.

4.  Payments: You promise to pay us the payments shown on the first page, in advance, commencing as of the first day of the Initial Term and continuing on the first day of each month in which a payment is due, without need of an invoice; provided, as indicated in the Schedule of Payments, the payments included in the Total Initial Payment shall be paid upon your execution of this Agreement.  We reserve the right to increase the payment shown in the Schedule of Payments by up to 15% or to decrease it without limit to reflect changes in the final amounts paid to the Supplier or amount borrowed.  Any such adjustment shall be reflected on a subsequent invoice to be sent to you within 30 days.  We also reserve the right to either insert or correct the Agreement Number, Debtor Name, Debtor Address, Equipment Location and Signature Date.  If the contemplated transaction is not consummated, the Total Initial Payment may be retained, by us, as partial compensation for costs and expenses incurred in preparation for the transaction.  On the first day of the Initial Term you agree to pay us accrued interest on the principal amount that has been previously advanced, hereunder, by us at the implicit contract rate for this Agreement.  Your obligation to make payments and pay other amounts hereunder is absolute and unconditional and not subject to abatement, reduction or set-off for any reason whatsoever. If the date on which all payments have been made to the Supplier for the Collateral is the first day of a calendar month, then the Initial Term shall commence on such date; otherwise, the Initial Term shall commence on the first day of the following calendar month; and in each case the Initial Term shall continue for the number of months indicated on the first page. The Deposit shown on the first page shall not bear interest and we may apply the Deposit to cure any default, in which event you will promptly restore the Deposit to its full amount.  After all of the obligations under this Agreement are fully paid and performed, any remaining balance of the Deposit shall be refunded to you.

5. Location: You agree to maintain records showing the location of each item of Collateral.  You shall report such location to us upon our request.  Your failure, to maintain records showing the location of each item of Collateral and/or to report the location of each item of Collateral shall constitute a default.

6. Maintenance; Installation: You are responsible for installing and keeping the Collateral in good working order. You shall not make any alterations, additions or improvements to the Collateral, which detract from its economic value or functional utility.  All additions and improvements made to the Collateral shall be deemed accessions thereto, and shall not be removed if removal would impair the Collateral’s economic value or functional utility.  If the Collateral is damaged or lost, you agree to continue making scheduled payments unless you pay the Casualty Value pursuant to Section 13.

7. Insurance:  You agree to keep the Collateral fully insured against loss until this Agreement is paid in full and to have us named as loss payee. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us, with minimum limits of $250,000/$500,000 for bodily injury and property damage coverage equal to or greater than the retail replacement value of the collateral,  You agree to provide us with certificates or other evidence of insurance acceptable to us, before the Initial Term begins, and during the term.  If at any time you have failed to deliver to us a valid certificate of insurance reflecting such insurance as being in effect, then we will have the right, but no obligation, to have such insurance protecting us placed for the term of the Agreement at your expense; and if so placed, we will add to your payment and you will pay us our costs of obtaining such insurance and any customary charges or fees of ours or our designee associated with such insurance together with interest thereon at the maximum rate permitted by applicable law.

8. Taxes and Fees: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Collateral or to this Agreement, including documentary stamp taxes, now or hereafter imposed, levied or assessed by any federal, state or local government or agency.  If any federal, state, county or local government or agency requires any taxes, charges or fees to be paid in advance, and we pay such taxes, charges or fees, we reserve the right to adjust the payment shown in the Schedule of Payments, to reflect the payment of such taxes, charges or fees.  Any such adjustment shall be reflected on a subsequent invoice to be sent to you within 30 days.

9. Software.  All references to “Equipment” shall include software and/or software licenses.  Notwithstanding any contrary language in the Agreement, Debtor understands that the Supplier shall continue to retain title to the equipment described as computer software or software license.  The Debtor hereby grants to Secured Party a security interest in all of its right, title and interest in and to the Equipment, including the software, as some may be modified, corrected, supplemented or enhanced from time to time.  Secured Party shall have all the rights of a secured creditor under the Uniform Commercial Code (the “UCC”) with respect to the Equipment.  Debtor shall not be permitted to assign its interest hereunder or sublease said License or use of the Equipment to any other person or entity without both Secured Party’s and Supplier’s prior written consent, which may be declined for any reason.  Debtor shall have no right, title or interest in the Equipment or License except as expressly provided herein and in any license agreement with the Supplier.

     Debtor hereby acknowledges receiving a copy of said license agreement, the terms of which are incorporated by reference herein.  Debtor agrees to be bound by the terms and conditions of said License and agrees to indemnify and hold Secured Party harmless from and against all claims, losses, liabilities, damages, judgment, suits and all legal proceedings and expenses in connection therewith, arising out of the possession, use and operation of the Equipment or arising out of Debtor’s breach of the terms of the license agreement.  This indemnity shall be in addition to that provided in the Agreement.

10. Personal Property:  The Collateral will be and shall remain personal property and, if requested by us, you will obtain real property waivers satisfactory to us.  You shall keep the Collateral free from any and all liens and encumbrances.  You shall give us immediate notice of any attachment or other judicial process, liens or encumbrances affecting the Collateral. You hereby authorize us and appoint us as your attorney-in-fact with the power of attorney to file this Agreement and any financing statement(s) or security agreement(s) with respect to the Collateral in any state in the United States. You further authorize us to file this Agreement and such financing statements or security agreements without your signature thereon. If your signature on any financing statement is required by law, you shall execute such supplemental instruments and financing statements we deem to be necessary and advisable and shall otherwise cooperate to defend our title by filing or otherwise.  You also agree to pay us on demand filing, registration and releasing fees prescribed by the UCC or other law.  Any Collateral that is subject to title registration laws shall be titled and registered as directed by us, and we shall maintain physical possession of the title until this Agreement is paid in full.

11. Default; Remedies: If you do not pay when due or if you breach or fail to perform any of your other covenants and promises under this Agreement or any other agreement entered into by you and held or serviced by us or if you declare bankruptcy or insolvency or if you terminate your entity existence or take any actions regarding the cessation or winding up of your business affairs, you will be in default. If you are in default, at our election, we can accelerate and require that you pay, as reasonable liquidated damages for loss of bargain, the “Accelerated Balance”.  The Accelerated Balance will be equal to the total of (i) accrued and unpaid amounts, and (ii) the remaining payments. We can also pursue any of the remedies available to us under the UCC or any other law. In addition, you agree to pay our reasonable attorneys’ fees and actual costs including repossession and collection costs, and all non-sufficient funds charges and similar charges.

12.  Late Charge:  If any part of a payment is late, you agree to pay a late charge equal to the lesser of (a) the greater of 10% of the payment or $25.00 or (b) the maximum amount permitted by applicable law.

13. Assignment; Inspection:  YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN, LEASE OR ENCUMBER THE COLLATERAL OR THIS AGREEMENT.  We may sell, transfer, assign, or encumber this Agreement.  You agree that if we sell, transfer, assign, or encumber this Agreement, the assignee will have the rights and benefits that we assign to the assignee and will not have to perform any of our obligations.  You agree that the rights of the assignee will not be subject to any claims, defenses or set-offs that you may have against us.  We and our agents and representatives shall have the right at any time during regular business hours to inspect the Collateral and for that purpose to have access to the location of the Collateral.

14.  Risk of Loss:  You hereby assume and shall bear the entire risk of loss, theft, damage and destruction of the Collateral from any cause whatsoever and no loss, theft, damage or destruction of the Collateral shall relieve you of the obligation to make scheduled payments or any other obligation under this Agreement, and this Agreement shall remain in full force and effect except as provided below.  You shall promptly notify us in writing of such loss, theft, damage or destruction.  If damage of any kind occurs to any item of Collateral, you, at our option, shall at your expense (a) place the item in good repair, condition or working order, or (b) if the Collateral cannot be repaired or is lost, stolen or suffers a constructive loss under an insurance policy covering the Collateral, pay to us the “Casualty Value.”  The Casualty Value will be equal to the total of (i) accrued and unpaid amounts, and (ii) the remaining payments discounted to present value using the Federal Funds rate as of the date of payment.

15. Choice of Law; Consent to Jurisdiction; Venue: This Agreement shall be interpreted, and all rights and liabilities of the parties hereto and thereunder shall be determined and governed as to validity, interpretation, enforcement and effect, by the laws of the State of Nebraska.  Without limiting the right of Secured Party to bring any action or proceeding against Debtor in the courts of other jurisdictions, Debtor hereby irrevocably submits to the jurisdiction of any State or Federal court located in Nebraska or in any other state where Secured Party has an office.  Secured Party and Debtor expressly waive any right to a trial by Jury.

16.  Miscellaneous:  During the term of this Agreement, you agree to provide us with all financial statements and copies of federal or state tax returns as we may reasonably request.  If we supply you with labels, you shall label any and all items of Collateral and shall keep the same affixed in a prominent place.  If any provision hereof or any remedy herein provided is found to be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions hereof, including remaining default remedies, shall be given effect in accordance with the manifest intent hereof.  You agree that any delay or failure to enforce our rights under this Agreement does not prevent us from enforcing any rights at a later time. You agree that the terms and conditions indicated above and on the first page are a complete and exclusive statement of our agreement and they may be modified only by written agreement signed by all of the parties hereto and not by course of performance. You agree that the original of this Agreement may be microfilmed or electronically duplicated and a photostatic copy of such microfilm or electronic duplication may be introduced in lieu of the original thereof and without further foundation. Debtor and Guarantor (if any) also agree that a facsimile copy of the Agreement and Guaranty with facsimile signatures may be deemed as an original and will be admissible as evidence of the Agreement and Guaranty.  The parties hereto expressly waive the secondary evidence rule. You acknowledge receipt of a copy of this Agreement.  You agree that this Agreement will be binding upon your successors, assigns, heirs and legal representatives.  You agree that our waiver of any provision hereunder shall not constitute a waiver of any other matter. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of interest permitted to be charged or collected by applicable law, and any such excess payment will be applied to the payments in inverse order of maturity, and any remaining excess will be refunded to you.

__________

(Debtor’s Initial)

EQUIPMENT LIST

AGREEMENT NUMBER: ___________________

SECURED PARTY: AXIS CAPITAL INC 308 NORTH LOCUST STREET GRAND ISLAND NE 68801	DEBTOR: GREEN PLAINS GRAIN COMPANY LLC 701 N MAIN ST EVERLY IA 51338
EQUIPMENT DESCRIPTION:

Terrigator #19050

1995 1803 Terrigator

1997 Terrigator 1803

1997 Terragator 1803

1998 854 Rogator

1997 Terragator 1803

1998 Terragatpr 8103

2000 Terragator 8103

2000 Terragator 8103

2001 Terragator 8103

Ag Chem Rogator 854

2004 Ag Chem 1264 Rogator

A photocopy or facsimile of this Equipment List will be legally admissible under the “best evidence rule.”  A signed copy of this Equipment List sent by facsimile shall be treated as an original document and shall be admissible as evidence thereof, and all signatures thereon shall be binding as if manual signatures were personally delivered.

AXIS CAPITAL INC	GREEN PLAINS GRAIN COMPANY LLC

By:___Gordon Glade________________	By: ☒ __ /s/ Wayne Hoovestol
WAYNE HOOVESTOL
Title:__CEO_______________________	Title: PRESIDENT
Date:__March 31, 2008______________	Date: _March 31, 2008______________